                                                               EXHIBIT 99.(c.11)

                               CUMMINGS ASSOCIATES

                                 WORKING PAPERS

                                   PRELIMINARY

                                 MARCH 25, 2003

                135 JASON STREET, ARLINGTON, MASSACHUSETTS 02467
       TELEPHONE: 781.641.1215 - FAX: 641.0954 - E-MAIL: CUMMINGSW@AOL.COM

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

                               OVERVIEW / SUMMARY

         EXHIBIT

projections as most recently requested by Bob Pozen: 2,000 slots, 57% tax rate, $20mn cash invested in everything but slots, those assumed to be leased at $9mn / year, nothing for purses (57% to gov't, 43% to tracks):

         A1       Balance Sheet ($20 million invested)
         B1       Income Statement (57% tax)                         IRR = 64.7%
         C1       Income Statements for Other Operations Notes to Financial
                  Projections

the following include existing Wonderland property at appraised value ($13 million, per R. M. Bradley, as of November, 2002) in the asset base, for a total of $33 million:

         A2       Balance Sheet ($33 million invested)
         B2       Income Statement (57% tax)                         IRR = 36.9%

the following include up-front license fee payments in the amounts indicated, with the tax rate adjusted to yield a 20% IRR on the initial investment (license fee amortized over 5 years), and no dollars for purses:

         B2a      Initial license fee -- $20mn                       tax = 56.4%
         B2b      Initial license fee -- $30mn                       tax = 54.2%
         B2c      Initial license fee -- $40mn                       tax = 52.1%
         B2d      Initial license fee -- $50mn                       tax = 50.0%

the following are based upon the 3,500-slot scenario of the Cummings Report, with "hard" investment of $55 million (including current property, but the slots are again leased in this scenario), and again no purses:

         A3       Balance Sheet ($55 million invested)
         B3       Income Statement (57% tax)                        IRR = 37.39%

         B3a      Initial license fee -- $20mn                       tax = 58.1%
         B3b      Initial license fee -- $30mn                       tax = 56.8%
         B3c      Initial license fee -- $40mn                       tax = 55.5%
         B3d      Initial license fee -- $50mn                       tax = 54.2%

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

                EXHIBIT A1: BALANCE SHEET ($20 MILLION INVESTED)

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

    Cash / Working Capital                   $    3.5

    Existing Land, Buildings, Etc                  na
        less accumulated depreciation              na
                                             --------
    Net Existing Property                          na

    New Construction for Slots               $    7.2
    Slot Machines    (2,000)                      0.0 (1)
    Food & Beverage Equipment                     4.0
    Other Equipment                               6.0
    Initial License Fee                           0.0
                                             --------
    Total Assets                             $   20.7

LIABILITIES:

    Payables, etc                                 0.7

    Long-Term Debt                                0.0

    Equity                                       20.0
                                             --------
    Total Liabilities                        $   20.7

-----------------
(1) 2000 slots assumed to be leased for $9mn / year. Revenue projections assume ongoing replacement at customary industry rates.

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

         EXHIBIT B1: INCOME STATEMENT ($20 MILLION INVESTED, NO PURSES)

                       ($ million, based on 2003 dollars)

                                                   YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES: (1)
              2,000 slots

  Slot Win    $250 win/slot/day                   $ 182.5    $ 188.0    $ 193.6    $ 199.4    $ 205.4
EXPENSES
  State+Local Tax on Win      57.0%               $ 104.0    $ 107.1    $ 110.4    $ 113.7    $ 117.1
  Greyhound Purses and Adoption (0%)                  0.0        0.0        0.0        0.0        0.0
  Direct Payroll                                     12.2       12.6       13.0       13.4       13.8
  Payroll Taxes & Benefits                            3.1        3.1        3.2        3.3        3.4
  Slot Lease Payments                                 9.0        9.0        9.0        9.0        9.0
  Other Slot Operating Costs                          4.6        4.7        4.8        5.0        5.1
  Building Operating Costs                            4.6        4.7        4.8        5.0        5.1
  Property Tax                                        0.7        0.8        0.8        0.8        0.8
  Advertising/Media Marketing                         5.5        5.6        5.8        6.0        6.2
  Promotion: Food & Beverage            $ 11.9
    Other Players' Club                    6.4
    Bussing & Other                        5.5
  Total Promotion                       ------       23.7       24.4       25.2       25.9       26.7
  Interest on Debt                                    0.0        0.0        0.0        0.0        0.0
  Depr'n &c: Slots (3 years)            $  0.0
    Bldgs & Other (20/5 years)             1.6
    Initial License Fee (5 years)          0.0
  Total Dep'n & Amort'n                 ------        1.6        1.6        1.6        1.6        1.6
                                                  -------    -------    -------    -------    -------
  Total Expenses                                  $ 168.9    $ 173.7    $ 178.6    $ 183.6    $ 188.8
                                                  -------    -------    -------    -------    -------
  Net Income from Slot Operations                 $  13.6    $  14.3    $  15.0    $  15.8    $  16.6
  Net Income / Food & Beverage (1)                $   2.2    $   2.3    $   2.5    $   2.7    $   3.0(1)
                                                  -------    -------    -------    -------    -------
  Consolidated Net Income Before Tax              $  15.8    $  16.6    $  17.5    $  18.5    $  19.6
  Corporate Income Taxes                         ($   4.7)  ($   5.0)  ($   5.2)  ($   5.5)  ($   5.9)
                                                  -------    -------    -------    -------    -------
  Net Income After Corporate Taxes                $  11.1    $  11.6    $  12.2    $  12.9    $  13.7
                                                  -------    -------    -------    -------    -------
  Add back: Dep'n & Amort'n (inc F&B)             $   2.4    $   2.4    $   2.4    $   2.4    $   2.4
  Subtract: Capital Invested           ($ 20.0)                  0.0        0.0        0.0        0.0
                                        ------    -------    -------    -------    -------    -------
   Result: Net Cash Flow               ($ 20.0)   $  13.4    $  14.0    $  14.6    $  15.3    $  16.1
                       IRR =  64.7%

-------------------
(1)      Food, beverage, and racing operations presented on a net basis; see
         Exhibit C.

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

               EXHIBIT C1: INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

FOOD & BEVERAGE                                 YEAR 1
Total Food Sales ("comped" amount)             $   27.4   ($  5.5)
Total Beverage Sales ("comped" amount)             12.8      (6.4)
                                               --------   -------
Total Food & Beverage Revenues (Comps)         $   40.2   ($ 11.9)
Cost of Goods Sold                             $   13.5
Direct Payroll                                     13.5
Payroll Taxes & Benefits                            2.7
Other Operating Costs                               7.4
Depreciation                                        0.8
                                               --------
Total Food & Beverage Expenses                 $   37.9
                                               --------
Food & Beverage Net Income                     $    2.2

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

                         NOTES TO FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                                          57%     x slot win

General inflation rate                                           3.0%     per year
Cash/working capital                                             1.0      weeks of revenues
Slot lease rate (inc. systems)                                $4,500      /slot/year
Revenue participation machines                                    na
Lessor's share of such slots' revenues                            na
Ancillary equipment                                           $3,000      per slot
Slot replacements in later years                                  30%     each year
Payables as % of working capital                                  20%     x working capital
Projected Total Slot jobs                                        407      FTE
Payroll Taxes & Benefits                                          25%     x direct payroll
Other Slot Operating costs                                       2.5%     x non-leased revenue
Building Operating costs                                         2.5%     x slot win
Property Tax                                                     2.0%     x assets except cash
Advertising/Media Marketing                                      3.0%     x slot win
Promotion:
   Complimentary Food                                             20%     x food sales
   Complimentary Beverages                                        50%     x beverage sales
   Other Players' Club                                           3.5%     x slot win
   Bussing & Other                                               3.0%     x slot win
Annual interest on long-term debt                                 10%     x balance
Combined corporate income tax rate                                30%     (state+federal)

FOOD & BEVERAGE OPERATIONS

                                                Food         Beverage
Total Sales                                      15%               7%     x slot win
Costs of Goods Sold                              40%              20%     x gross sales
Direct Payroll                                   40%              20%     x gross sales
Payroll Taxes & Benefits                         20%              20%     x direct payroll
Other Operating Costs                            20%              15%     x gross sales

F & B equipment                                               $2,000      per slot
Projected Total Food & Bev jobs                                  540      FTE

Projected Total jobs                                             947      FTE

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

             EXHIBIT A2: BALANCE SHEET ($33 MILLION INVESTED [+FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

      Cash / Working Capital                               $   3.5

      Existing Land, Buildings, Etc.                            na
         less accumulated depreciation                          na

      Net Existing Property                                $  13.0(1)
                                                           -------

      New Construction for Slots                           $   7.2
      Slot Machines (2,000)                                    0.0(2)
      Food & Beverage Equipment                                4.0
      Other Equipment                                          6.0
      Initial License Fee                                      0.0
                                                           -------
      Total Assets                                         $  33.7

LIABILITIES:

      Payables, etc.                                       $   0.7

      Long-Term Debt                                           0.0

      Equity                                                  33.0
                                                           -------
      Total Liabilities                                    $  33.7

-----------------------
     (1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

     (2) 2000 slots assumed to be leased for $9mn / year. Revenue projections assume ongoing replacement at customary industry rates.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B2: INCOME STATEMENT ($33 MILLION INVESTED [+FEE], NO PURSES)

                       ($ million, based on 2003 dollars)

REVENUES:(1)                                                 YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5

                       2,000 slots
  Slot Win             $250 win/slot/day                   $   182.5     $   188.0     $   193.6     $   199.4    $   205.4
EXPENSES
  State+Local Tax on Win 57.0%                             $   104.0     $   107.1     $   110.4     $   113.7    $   117.1
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                12.2          12.6          13.0          13.4         13.8
  Payroll Taxes & Benefits                                       3.1           3.1           3.2           3.3          3.4
  Slot Lease Payments                                            9.0           9.0           9.0           9.0          9.0
  Other Slot Operating Costs                                     4.6           4.7           4.8           5.0          5.1
  Building Operating Costs                                       4.6           4.7           4.8           5.0          5.1
  Property Tax                                                   1.0           1.0           1.1           1.1          1.1
  Advertising/Media Marketing                                    5.5           5.6           5.8           6.0          6.2
  Promotion: Food & Beverage                  $   11.9
    Other Players' Club                            6.4
    Bussing & Other                                5.5
  Total Promotion                             --------          23.7          24.4          25.2          25.9         26.7
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     1.6
    Initial License Fee (5 years)                  0.0
  Total Dep'n & Amort'n                       --------           1.6           1.6           1.6           1.6          1.6
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   169.2     $   173.9     $   178.8     $   183.9    $   189.1
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    13.3     $    14.0     $    14.8     $    15.5    $    16.3
  Net Income / Food & Beverage(1)                          $     2.2     $     2.3     $     2.5     $     2.7    $     3.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    15.6     $    16.3     $    17.2     $    18.2    $    19.3
  Corporate Income Taxes                                  ($     4.7)   ($     4.9)   ($     5.2)   ($     5.5)  ($     5.8)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $    10.9     $    11.4     $    12.1     $    12.7    $    13.5
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $     2.4     $     2.4     $     2.4     $     2.4    $     2.4
  Subtract: Capital Invested                  ($  33.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                      ($  33.0)    $    13.3     $    13.8     $    14.4     $    15.1    $    28.9
                       IRR = 36.9%

-------------------------
     (1) Food, beverage, and racing operations presented on a net basis; see Exhibit C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B2A: INCOME STATEMENT (2,000 SLOTS, $20 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES:(1)                                                 YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      2,000 slots
  Slot Win            $250 win/slot/day                    $   182.5     $   188.0     $   193.6     $   199.4    $   205.4
EXPENSES
  State+Local Tax on Win 56.4%                             $   102.9     $   106.0     $   109.2     $   112.5    $   115.8
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                12.2          12.6          13.0          13.4         13.8
  Payroll Taxes & Benefits                                       3.1           3.1           3.2           3.3          3.4
  Slot Lease Payments                                            9.0           9.0           9.0           9.0          9.0
  Other Slot Operating Costs                                     4.6           4.7           4.8           5.0          5.1
  Building Operating Costs                                       4.6           4.7           4.8           5.0          5.1
  Property Tax                                                   1.4           1.4           1.5           1.5          1.6
  Advertising/Media Marketing                                    5.5           5.6           5.8           6.0          6.2
  Promotion: Food & Beverage                  $   11.9
    Other Players' Club                            6.4
    Bussing & Other                                5.5
  Total Promotion                             --------          23.7          24.4          25.2          25.9         26.7
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     1.6
    Initial License Fee (5 years)                  4.0
  Total Dep'n & Amort'n                       --------           5.6           5.6           5.6           5.6          5.6
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   172.5     $   177.2     $   128.1     $   187.1    $   192.3
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    10.0     $    10.7     $    11.5     $    12.3    $    13.1
  Net Income / Food & Beverage(1)                          $     2.2     $     2.3     $     2.5     $     2.7    $     3.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    12.3     $    13.1     $    14.0     $    15.0    $    16.1
  Corporate Income Taxes                                  ($     3.7)   ($     3.9)   ($     4.2)   ($     4.5)  ($     4.8)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $     8.6     $     9.1     $     9.8     $    10.5    $    11.3
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $     6.4     $     6.4     $     6.4     $     6.4    $     6.4
  Subtract: Capital Invested                  ($  53.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                      ($  53.0)    $    14.9     $    15.5     $    16.1     $    16.8    $    30.6
                       IRR = 20.0%

---------------------------
     (1) Food, beverage, and racing operations presented on a net basis; see Exhibit C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B2B: INCOME STATEMENT (2,000 SLOTS, $30 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES:(1)                                                 YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      2,000 slots
  Slot Win            $250 win/slot/day                    $   182.5     $   188.0     $   193.6     $   199.4    $   205.4
EXPENSES
  State+Local Tax on Win 54.2%                             $    98.9     $   101.9     $   104.9     $   108.1    $   111.3
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                12.2          12.6          13.0          13.4         13.8
  Payroll Taxes & Benefits                                       3.1           3.1           3.2           3.3          3.4
  Slot Lease Payments                                            9.0           9.0           9.0           9.0          9.0
  Other Slot Operating Costs                                     4.6           4.7           4.8           5.0          5.1
  Building Operating Costs                                       4.6           4.7           4.8           5.0          5.1
  Property Tax                                                   1.6           1.7           1.7           1.8          1.8
  Advertising/Media Marketing                                    5.5           5.6           5.8           6.0          6.2
  Promotion: Food & Beverage                  $   11.9
    Other Players' Club                            6.4
    Bussing & Other                                5.5
  Total Promotion                             --------          23.7          24.4          25.2          25.9         26.7
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     1.6
    Initial License Fee (5 years)                  6.0
  Total Dep'n & Amort'n                       --------           7.6           7.6           7.6           7.6          7.6
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   170.7     $   175.3     $   180.1     $   185.0    $   190.0
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    11.8     $    12.7     $    13.5     $    14.5    $    15.4
  Net Income / Food & Beverage(1)                          $     2.2     $     2.3     $     2.5     $     2.7    $     3.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    14.1     $    15.0     $    16.0     $    17.0    $    18.4
  Corporate Income Taxes                                  ($     4.2)   ($     4.5)   ($     4.8)   ($     5.1)  ($     5.5)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $     9.8     $    10.5     $    11.2     $    12.0    $    12.9
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $     8.4     $     8.4     $     8.4     $     8.4    $     8.4
  Subtract: Capital Invested                  ($  63.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                      ($  63.0)    $    18.2     $    18.9     $    19.6     $    20.4    $    34.2
                       IRR = 20.1%

-----------------------
     (1) Food, beverage, and racing operations presented on a net basis; see Exhibit C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B2C: INCOME STATEMENT (2,000 SLOTS, $40 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES:  (1)                                               YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      2,000 slots
  Slot Win           $  250 win/slot/day                   $   182.5     $   188.0     $   193.6     $   199.4    $   205.4
EXPENSES
  State+Local Tax on Win         52.1%                     $    95.1     $    97.9     $   100.9     $   103.9    $   107.0
  Greyhound Purses and Adoption    (0%)                          0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                12.2          12.6          13.0          13.4         13.8
  Payroll Taxes & Benefits                                       3.1           3.1           3.2           3.3          3.4
  Slot Lease Payments                                            9.0           9.0           9.0           9.0          9.0
  Other Slot Operating Costs                                     4.6           4.7           4.8           5.0          5.1
  Building Operating Costs                                       4.6           4.7           4.8           5.0          5.1
  Property Tax                                                   1.8           1.9           1.9           2.0          2.0
  Advertising/Media Marketing                                    5.5           5.6           5.8           6.0          6.2
  Promotion: Food & Beverage                  $    11.9
    Other Players' Club                             6.4
    Bussing & Other                                 5.5
  Total Promotion                            ----------         23.7          24.4          25.2          25.9         26.7
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $     0.0
    Bldgs & Other (20/5 years)                      1.6
    Initial License Fee (5 years)                   8.0
  Total Dep'n & Amort'n                      ----------          9.6           9.6           9.6           9.6          9.6
                                                          ----------    ----------    ----------    ----------   ----------
  Total Expenses                                           $   169.0     $   173.6     $   178.2     $   183.0    $   187.9
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income from Slot Operations                          $    13.5     $    14.4     $    15.4     $    16.4    $    17.5
  Net Income / Food & Beverage  (1)                        $     2.2     $     2.3     $     2.5     $     2.7    $     3.0(1)
                                                          ----------    ----------    ----------    ----------   ----------
  Consolidated Net Income Before Tax                       $    15.7     $    16.7     $    17.9     $    19.1    $    20.5
  Corporate Income Taxes                                  ($     4.7)   ($     5.0)   ($     5.4)   ($     5.7)  ($     6.1)
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income After Corporate Taxes                         $    11.0     $    11.7     $    12.5     $    13.4    $    14.3
                                                          ----------    ----------    ----------    ----------   ----------
  Add back: Dep'n & Amort'n (inc F&B)                      $    10.4     $    10.4     $    10.4     $    10.4    $    10.4
  Subtract: Capital Invested                 ($    73.0)                       0.0           0.0           0.0         13.0
   (inc Terminal Value)                      ----------   ----------    ----------    ----------    ----------   ----------
   Result: Net Cash Flow                     ($    73.0)   $    21.4     $    22.1     $    22.9     $    23.7    $    37.7
                       IRR =        20.0%

----------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B2D: INCOME STATEMENT (2,000 SLOTS, $50 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES:  (1)                                               YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      2,000 slots
  Slot Win           $  250 win/slot/day                   $   182.5     $   188.0     $   193.6     $   199.4    $   205.4
EXPENSES
  State+Local Tax on Win         50.0%                     $    91.3     $    94.0     $    96.8     $    99.7    $   102.7
  Greyhound Purses and Adoption    (0%)                          0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                12.2          12.6          13.0          13.4         13.8
  Payroll Taxes & Benefits                                       3.1           3.1           3.2           3.3          3.4
  Slot Lease Payments                                            9.0           9.0           9.0           9.0          9.0
  Other Slot Operating Costs                                     4.6           4.7           4.8           5.0          5.1
  Building Operating Costs                                       4.6           4.7           4.8           5.0          5.1
  Property Tax                                                   2.0           2.1           2.1           2.2          2.3
  Advertising/Media Marketing                                    5.5           5.6           5.8           6.0          6.2
  Promotion: Food & Beverage                  $    11.9
    Other Players' Club                             6.4
    Bussing & Other                                 5.5
  Total Promotion                            ----------         23.7          24.4          25.2          25.9         26.7
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $     0.0
    Bldgs & Other (20/5 years)                      1.6
    Initial License Fee (5 years)                  10.0
  Total Dep'n & Amort'n                      ----------         11.6          11.6          11.6          11.6         11.6
                                                          ----------    ----------    ----------    ----------   ----------
  Total Expenses                                           $   167.4     $   171.8     $   176.4     $   181.0    $   185.8
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income from Slot Operations                          $    15.1     $    16.2     $    17.3     $    18.4    $    19.6
  Net Income / Food & Beverage  (1)                        $     2.2     $     2.3     $     2.5     $     2.7    $     3.0(1)
                                                          ----------    ----------    ----------    ----------   ----------
  Consolidated Net Income Before Tax                       $    17.3     $    18.5     $    19.7     $    21.1    $    22.6
  Corporate Income Taxes                                  ($     5.2)   ($     5.5)   ($     5.9)   ($     6.3)  ($     6.8)
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income After Corporate Taxes                         $    12.1     $    12.9     $    13.8     $    14.8    $    15.8
                                                          ----------    ----------    ----------    ----------   ----------
  Add back: Dep'n & Amort'n (inc F&B)                      $    12.4     $    12.4     $    12.4     $    12.4    $    12.4
  Subtract: Capital Invested                 ($    83.0)                       0.0           0.0           0.0         13.0
   (inc Terminal Value)                      ----------   ----------    ----------    ----------    ----------   ----------
   Result: Net Cash Flow                     ($    83.0)   $    24.5     $    25.3     $    26.2     $    27.1    $    41.2
                      IRR =         19.9%

--------------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

                 EXHIBIT A3: BALANCE SHEET ($55 MILLION [+FEE])

                       ($ million, based on 2003 dollars)


ASSETS:

       Cash / Working Capital                          $    5.9
       Existing Land, Buildings, Etc.                        na
       less accumulated depreciation                         na
                                                       --------
       Net Existing Property                           $   13.0(1)

       New Construction for Slots                      $   19.8
       Slot Machines (3,500)                                0.0(2)
       Food & Beverage Equipment                            7.0
       Other Equipment                                     10.5
       Initial License Fee                                  0.0
                                                       --------
       Total Assets                                    $   56.2

LIABILITIES:

       Payables, etc.                                  $    1.2

       Long-Term Debt                                       0.0

       Equity                                              55.0
                                                       --------
       Total Liabilities                               $   56.2

--------------------------
(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 3,500 slots assumed to be leased for $15.8mn / year. Revenue projections assume ongoing replacement at customary industry rates.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B3: INCOME STATEMENT ($55 MILLION INVESTED [+FEE], NO PURSES)

                       ($ million, based on 2003 dollars)

REVENUES:  (1)                                              YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      3,500 slots
  Slot Win           $  241 win/slot/day                   $   308.4     $   317.6     $   327.2     $   337.0    $   347.1
EXPENSES
  State+Local Tax on Win       57.0%                       $   175.8     $   181.1     $   186.5     $   192.1    $   197.8
  Greyhound Purses and Adoption  (0%)                            0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                19.6          20.2          20.8          21.4         22.0
  Payroll Taxes & Benefits                                       4.9           5.0           5.2           5.3          5.5
  Slot Lease Payments                                           15.8          15.8          15.8          15.8         15.8
  Other Slot Operating Costs                                     7.7           7.9           8.2           8.4          8.7
  Building Operating Costs                                       7.7           7.9           8.2           8.4          8.7
  Property Tax                                                   1.7           1.8           1.8           1.9          1.9
  Advertising/Media Marketing                                    9.3           9.5           9.8          10.1         10.4
  Promotion: Food & Beverage                  $    20.0
    Other Players' Club                            10.8
    Bussing & Other                                 9.3
  Total Promotion                            ----------         40.1          41.3          42.5          43.8         45.1
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $     0.0
    Bldgs & Other (20/5 years)                      3.1
    Initial License Fee (5 years)                   0.0
  Total Dep'n & Amort'n                      ----------          3.1           3.1           3.1           3.1          3.1
                                                          ----------    ----------    ----------    ----------   ----------
  Total Expenses                                           $   285.6     $   293.6     $   301.8     $   310.3    $   319.0
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income from Slot Operations                          $    22.8     $    24.1     $    25.4     $    26.7    $    28.1
  Net Income / Food & Beverage  (1)                        $     3.8     $     3.9     $     4.1     $     4.5    $     5.0(1)
                                                          ----------    ----------    ----------    ----------   ----------
  Consolidated Net Income Before Tax                       $    26.6     $    27.9     $    29.5     $    31.2    $    33.1
  Corporate Income Taxes                                  ($     8.0)   ($     8.4)   ($     8.8)   ($     9.4)  ($     9.9)
                                                          ----------    ----------    ----------    ----------   ----------
  Net Income After Corporate Taxes                         $    18.6     $    19.6     $    20.6     $    21.8    $    23.2
                                                          ----------    ----------    ----------    ----------   ----------
  Add back: Dep'n & Amort'n (inc F&B)                      $     4.5     $     4.5     $     4.5     $     4.5    $     4.5
  Subtract: Capital Invested                 ($    55.0)                       0.0           0.0           0.0         13.0
                                             ----------   ----------    ----------    ----------    ----------   ----------
   Result: Net Cash Flow                     ($    55.0)   $    23.1     $    24.1     $    25.1     $    26.3    $    40.7
                       IRR =        37.3%

--------------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B3A: INCOME STATEMENT (3,500 SLOTS, $20 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES: (1)                                                YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5

                      3,500 slots
  Slot Win             $241 win/slot/day                   $   308.4     $   317.6     $   327.2     $   337.0    $   347.1
EXPENSES
  State+Local Tax on Win 58.1%                             $   179.2     $   184.5     $   190.1     $   195.8    $   201.7
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                19.6          20.2          20.8          21.4         22.0
  Payroll Taxes & Benefits                                       4.9           5.0           5.2           5.3          5.5
  Slot Lease Payments                                           15.8          15.8          15.8          15.8         15.8
  Other Slot Operating Costs                                     7.7           7.9           8.2           8.4          8.7
  Building Operating Costs                                       7.7           7.9           8.2           8.4          8.7
  Property Tax                                                   2.1           2.2           2.2           2.3          2.4
  Advertising/Media Marketing                                    9.3           9.5           9.8          10.1         10.4
  Promotion: Food & Beverage                  $   20.0
    Other Players' Club                           10.8
    Bussing & Other                                9.3
  Total Promotion                             ---------         40.1          41.3          42.5          43.8         45.1
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     3.1
    Initial License Fee (5 years)                  4.0
  Total Dep'n & Amort'n                       ---------          7.1           7.1           7.1           7.1          7.1
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   293.3     $   301.5     $   309.8     $   318.4    $   327.3
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    15.0     $    16.2     $    17.4     $    18.6    $    19.8
  Net Income / Food & Beverage (1)                         $     3.8     $     3.9     $     4.1     $     4.5    $     5.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    18.8     $    20.0     $    21.4     $    23.0    $    24.8
  Corporate Income Taxes                                  ($     5.6)   ($     6.0)   ($     6.4)   ($     6.9)  ($     7.5)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $    13.2     $    14.0     $    15.0     $    16.1    $    17.4
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $     8.5     $     8.5     $     8.5     $     8.5    $     8.5
  Subtract: Capital Invested                 ($   75.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                     ($   75.0)    $    21.6     $    22.5     $    23.5     $    24.6    $    38.9
                       IRR = 19.9%

----------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B3B: INCOME STATEMENT (3,500 SLOTS, $30 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES: (1)                                                YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      3,500 slots
  Slot Win             $241 win/slot/day                   $   308.4     $   317.6     $   327.2     $   337.0    $   347.1
EXPENSES
  State+Local Tax on Win 56.8%
                                                           $   175.2     $   180.4     $   185.8     $   191.4    $   197.1
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                19.6          20.2          20.8          21.4         22.0
  Payroll Taxes & Benefits                                       4.9           5.0           5.2           5.3          5.5
  Slot Lease Payments                                           15.8          15.8          15.8          15.8         15.8
  Other Slot Operating Costs                                     7.7           7.9           8.2           8.4          8.7
  Building Operating Costs                                       7.7           7.9           8.2           8.4          8.7
  Property Tax                                                   2.3           2.4           2.4           2.5          2.6
  Advertising/Media Marketing                                    9.3           9.5           9.8          10.1         10.4
  Promotion: Food & Beverage                  $   20.0
    Other Players' Club                           10.8
    Bussing & Other                                9.3
  Total Promotion                             --------          40.1          41.3          42.5          43.8         45.1
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     3.1
    Initial License Fee (5 years)                  6.0
  Total Dep'n & Amort'n                       --------           9.1           9.1           9.1           9.1          9.1
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   291.5     $   299.5     $   307.8     $   316.3    $   325.0
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    16.9     $    18.1     $    19.4     $    20.7    $    22.1
  Net Income / Food & Beverage (1)                         $     3.8     $     3.9     $     4.1     $     4.5    $     5.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    20.6     $    22.0     $    23.5     $    25.2    $    27.1
  Corporate Income Taxes                                  ($     6.2)   ($     6.6)   ($     7.0)   ($     7.6)  ($     8.1)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $    14.4     $    15.4     $    16.4     $    17.6    $    19.0
                                                           ----------    ---------     ----------    ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $    10.5     $    10.5     $    10.5     $    10.5    $    10.5
  Subtract: Capital Invested                 ($   85.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                     ($   85.0)    $    24.9     $    25.9     $    26.9     $    28.1    $    42.5
                       IRR = 20.0%

-------------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B3C: INCOME STATEMENT (3,500 SLOTS, $40 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES:  (1)                                               YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      3,500 slots
  Slot Win             $241 win/slot/day                   $   308.4     $   317.6     $   327.2     $   337.0    $   347.1
EXPENSES
  State+Local Tax on Win 55.5%                             $   171.2     $   176.3     $   181.6     $   187.0    $   192.6
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                19.6          20.2          20.8          21.4         22.0
  Payroll Taxes & Benefits                                       4.9           5.0           5.2           5.3          5.5
  Slot Lease Payments                                           15.8          15.8          15.8          15.8         15.8
  Other Slot Operating Costs                                     7.7           7.9           8.2           8.4          8.7
  Building Operating Costs                                       7.7           7.9           8.2           8.4          8.7
  Property Tax                                                   2.5           2.6           2.7           2.7          2.8
  Advertising/Media Marketing                                    9.3           9.5           9.8          10.1         10.4
  Promotion: Food & Beverage                  $   20.0
    Other Players' Club                           10.8
    Bussing & Other                                9.3
  Total Promotion                             --------          40.1          41.3          42.5          43.8         45.1
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     3.1
    Initial License Fee (5 years)                  8.0
  Total Dep'n & Amort'n                       --------          11.1          11.1          11.1          11.1         11.1
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   289.7     $   297.6     $   305.7     $   314.1    $   322.7
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    18.7     $   200.0     $    21.4     $    22.9    $    24.4
  Net Income / Food & Beverage (1)                         $     3.8     $     3.9     $     4.1     $     4.5    $     5.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    22.4     $    23.9     $    25.5     $    27.4    $    29.4
  Corporate Income Taxes                                  ($     6.7)   ($     7.2)   ($     7.7)   ($     8.2)  ($     8.8)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $    15.7     $    16.7     $    17.9     $    19.2    $    20.6
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $    12.5     $    12.5     $    12.5     $    12.5    $    12.5
  Subtract: Capital Invested                 ($   95.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                     ($   95.0)    $    28.2     $    29.2     $    30.4     $    31.6    $    46.1
                       IRR = 20.0%

-------------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

   PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES PRELIMINARY

      EXHIBIT B3D: INCOME STATEMENT (3,500 SLOTS, $55 MILLION LICENSE FEE)

                       ($ million, based on 2003 dollars)

REVENUES: (1)                                                YEAR 1        YEAR 2        YEAR 3        YEAR 4       YEAR 5
                      3,500 slots
  Slot Win             $241 win/slot/day                   $   308.4     $   317.6     $   327.2     $   337.0    $   347.1
EXPENSES
  State+Local Tax on Win 54.2%                             $   167.1     $   172.2     $   177.3     $   182.6    $   188.1
  Greyhound Purses and Adoption (0%)                             0.0           0.0           0.0           0.0          0.0
  Direct Payroll                                                19.6          20.2          20.8          21.4         22.0
  Payroll Taxes & Benefits                                       4.9           5.0           5.2           5.3          5.5
  Slot Lease Payments                                           15.8          15.8          15.8          15.8         15.8
  Other Slot Operating Costs                                     7.7           7.9           8.2           8.4          8.7
  Building Operating Costs                                       7.7           7.9           8.2           8.4          8.7
  Property Tax                                                   2.7           2.8           2.9           3.0          3.0
  Advertising/Media Marketing                                    9.3           9.5           9.8          10.1         10.4
  Promotion: Food & Beverage                  $   20.0
    Other Players' Club                           10.8
    Bussing & Other                                9.3
  Total Promotion                             --------          40.1          41.3          42.5          43.8         45.1
  Interest on Debt                                               0.0           0.0           0.0           0.0          0.0
  Depr'n &c: Slots (3 years)                  $    0.0
    Bldgs & Other (20/5 years)                     3.1
    Initial License Fee (5 years)                 10.0
  Total Dep'n & Amort'n                       --------          13.1          13.1          13.1          13.1         13.1
                                                           ---------     ---------     ---------     ---------    ---------
  Total Expenses                                           $   287.9     $   295.7     $   303.7     $   311.9    $   320.4
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income from Slot Operations                          $    20.5     $    22.0     $    23.5     $    25.0    $    26.7
  Net Income / Food & Beverage (1)                         $     3.8     $     3.9     $     4.1     $     4.5    $     5.0(1)
                                                           ---------     ---------     ---------     ---------    ---------
  Consolidated Net Income Before Tax                       $    24.2     $    25.8     $    27.6     $    29.5    $    31.7
  Corporate Income Taxes                                  ($     7.3)   ($     7.7)   ($     8.3)   ($     8.9)  ($     9.5)
                                                           ---------     ---------     ---------     ---------    ---------
  Net Income After Corporate Taxes                         $    17.0     $    18.1     $    19.3     $    20.7    $    22.2
                                                           ---------     ---------     ---------     ---------    ---------
  Add back: Dep'n & Amort'n (inc F&B)                      $    14.5     $    14.5     $    14.5     $    14.5    $    14.5
  Subtract: Capital Invested                 ($  105.0)                        0.0           0.0           0.0         13.0
   (inc Terminal Value)                       --------     ---------     ---------     ---------     ---------    ---------
   Result: Net Cash Flow                     ($  105.0)    $    31.4     $    32.6     $    33.8     $    35.2    $    49.7
                       IRR = 20.1%

-----------------------
(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.